Subsequent Events	12 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

On 17 July 2024 Alterity Therapeutics announced positive interim data from the ATH434-202 phase 2 clinical trial. The interim analysis included clinical and biomarker data on participants treated with ATH434, as well as neuroimaging data.

As announced on 18 July 2024, the Group issued 75,220,800 shares at $0.0054 per share through the use of its “at market” (ATM) facility amounting to $406,192. This will fund working capital and progress its research and development activities.

No other matter or circumstance has occurred subsequent to year end that has significantly affected, or may significantly affect, the operations of the Group, the results of those operations or the state of affairs of the Group or economic entity in subsequent financial years.

On 31 August 2024 1,935,759,704 free attaching options expired.